Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of February 18, 2014, is by and between Tungsten Corp., a Nevada corporation(the "COMPANY"), and Hanover Holdings I, LLC, a New York limited liability company (the "INVESTOR").

                                    RECITALS

     A. The Company and the Investor have entered into that certain Common Stock Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), pursuant to which the Company may issue, from time to time, to the Investor up to $3,000,000 of newly issued shares of the Company's common stock, $0.0001 par value ("COMMON STOCK"), as provided for therein.

     B. Pursuant to the terms of, and in consideration for the Investor entering into, the Purchase Agreement, the Company has issued to the Investor the Initial Commitment Shares (as defined in the Purchase Agreement) in accordance with the terms of the Purchase Agreement.

     C. Pursuant to the terms of the Purchase Agreement, the Company may be required to issue to the Investor the Additional Commitment Shares (as defined in the Purchase Agreement) in accordance with the terms of the Purchase Agreement.

     D. Pursuant to the terms of, and in consideration for the Investor entering into, the Purchase Agreement, and to induce the Investor to execute and deliver the Purchase Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Registrable Securities (as defined herein) as set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Company and the Investor hereby agree as follows:

1. Definitions.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     (a) "BUSINESS DAY" means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

     (b) "CLOSING DATE" shall mean the date of this Agreement.

     (c) "EFFECTIVE DATE" means the date that the applicable Registration Statement has been declared effective by the SEC.

     (d) "EFFECTIVENESS DEADLINE" means (i) with respect to the initial Registration Statement required to be filed to pursuant to Section 2(a), the earlier of (A) the 90th calendar day after the earlier of (1) the Filing Deadline and (2) the date on which such initial Registration Statement is filed with the SEC and (B) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of (A) the 90th calendar day following the date on which the Company was required to file such additional Registration Statement and (B) the fifth

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Business  Day after the date the  Company is  notified  (orally  or in  writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

     (e) "FILING DEADLINE" means (i) with respect to the initial Registration Statement required to be filed to pursuant to Section 2(a), March 28, 2014 and
(ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the later of (A) the 60th calendar day following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or the most recent prior additional Registration Statement, as applicable, and (B) six months following the Effective Date of the initial Registration Statement or the most recent prior additional Registration Statement, as applicable, or such earlier date as permitted by the SEC.

     (f) "PERSON" means any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority.

     (g) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

     (h) "REGISTRABLE SECURITIES" means all of (i) theShares, (ii) the Initial Commitment Shares, (iii) the Additional Commitment Shares, and (iv) any capital stock of the Company issued or issuable with respect to such Shares, Initial Commitment Shares or Additional Commitment Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged and shares of capital stock of a successor entity into which the shares of Common Stock are converted or exchanged.

     (i) "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the Securities Act covering the resale by the Investor of Registrable Securities, as such registration statement or registration statements may be amended and supplemented from time to time (including pursuant to Rule 462(b) under the Securities Act), including all documents filed as part thereof or incorporated by reference therein.

     (j) "RULE 144" means Rule 144 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration.

     (k) "RULE 415" means Rule 415 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a delayed or continuous basis.

     (l) "SEC" means the U.S. Securities and Exchange Commission or any successor entity.

2. Registration.

     (a) Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-1, or such other form reasonably acceptable to the Investor and Legal Counsel, covering the resale by the Investor of Registrable Securities in an amount equal to 21,338,254 shares of Common Stock, 2,065,177 of which shares of Common Stock shall be registered as Initial Commitment Shares, 3,750,000 of which shares of Common Stock shall be registered as Additional Commitment Shares, and 11,600,000 of which shares of Common Stock shall be registered as Shares. Such initial Registration Statement shall contain (except if otherwise directed by the Investor) the "Selling
Stockholder" and "Plan of Distribution" sections in substantially the form attached hereto as Exhibit B. The Company shall use its commercially reasonable efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms hereof, declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline.

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     (b) Legal Counsel. Subject to Section 5 hereof, the Investor shall have the right to select one legal counsel to review and oversee, solely on its behalf, any registration pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Greenberg Traurig, LLP or such other counsel as thereafter designated by the Investor. Except as provided under Section 10.1(i) of the Purchase Agreement, the Company shall have no obligation to reimburse the Investor for any and all legal fees and expenses of the Legal Counsel incurred in connection with the transactions contemplated hereby.

     (c) Reserved.

     (d) Sufficient Number of Shares Registered. If at any time all Registrable Securities are not covered by the initial Registration Statement filed pursuant to Section 2(a) as a result of Section 2(h) or otherwise, the Company shall file with the SEC one or more additional Registration Statements (on the short form available therefor, if applicable), so as to cover all of the Registrable Securities not covered by such initial Registration Statement, in each case, as soon as practicable (taking into account any Staff position with respect to date on which the Staff will permit such additional Registration Statement(s) to be filed with the SEC), but in no event later than the applicable Filing Deadline for such additional Registration Statement(s). The Company shall use its commercially reasonable efforts to cause such additional Registration Statement(s) to become effective as soon as practicable following the filing thereof with the SEC, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.

     (e) Piggyback Registrations. Without limiting any of the Company's obligations hereunder or under the Purchase Agreement, if there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company's stock option or other employee benefit plans), then the Company shall deliver to the Investor a written notice of such determination and, if within five (5) days after the date of the delivery of such notice, the Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the offer and sale of which the Investor requests to be registered; provided, however, the Company shall not be required to register the offer and sale of any Registrable Securities pursuant to this Section 2(e) that are eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement.

     (f) No Inclusion of Other Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement pursuant to Section 2(a) or 2(d) without the prior written consent of the Investor. Subject to the proviso in Section 2(e), in connection with any offering involving an underwriting of shares, the Company shall not be required under this Section 2 or otherwise to include the Registrable Securities of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

     (g) Offering. If the staff of the SEC (the "STAFF") or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Investor on a delayed or continuous basis under Rule 415 at then-prevailing market prices (and not fixed prices) (or as otherwise may be acceptable to the Investor), or if after the filing of the initial Registration Statement with the SEC pursuant to Section 2(a), the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such initial Registration Statement (with the prior consent of the Investor and Legal Counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. Notwithstanding anything in this Agreement to the contrary, if after giving effect to the actions referred to in the immediately preceding sentence, the Staff or the SEC does not permit such Registration Statement to become

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effective  and be used for resales by the  Investor  on a delayed or  continuous basis under Rule 415 at then-prevailing market prices (and not fixed prices) (or as otherwise may be acceptable to the Investor), the Company shall not request acceleration of the Effective Date of such Registration Statement, the Company shall promptly (but in no event later than 48 hours) request the withdrawal of such Registration Statement pursuant to Rule 477 under the Securities Act, and the Effectiveness Deadline shall automatically be deemed to have elapsed with respect to such Registration Statement at such time as the Staff or the SEC has made a final and non-appealable determination that the SEC will not permit such Registration Statement to be so utilized (unless prior to such time the Company and the Investor have received assurances from the Staff or the SEC reasonably acceptable to Legal Counsel that a new Registration Statement filed by the Company with the SEC promptly thereafter may be so utilized). In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file additional Registration Statements in accordance with Section 2(d) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Investor.

3. Related Obligations.

     The Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

     (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). Subject to Allowable Grace Periods, the Company shall keep each Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investor on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities required to be covered by such Registration Statement (disregarding any reduction pursuant to Section 2(g)) without restriction pursuant to Rule 144 and without the need for current public information as required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and (ii) the date on which the Investor shall have sold all of the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"). Notwithstanding anything to the contrary contained in this Agreement (but subject to the provisions of Section 3(q) hereof), the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be) and (ii) the approval of Legal Counsel is obtained pursuant to Section 3(c) (which approval shall be promptly sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.

     (b) Subject to Section 3(q) of this Agreement, the Company shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep each such Registration Statement effective (and the prospectus contained therein current and available for use) at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. Without limiting the generality of the foregoing, the Company covenants and agrees that (i) at or before 8:30 a.m. (New York City time) on the Trading Day immediately following each Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the Securities Act the final prospectus to be used in connection with sales pursuant to the

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applicable Registration Statement, and (ii) if the transactions  contemplated by any Draw Down (as defined in the Purchase Agreement) are material to the Company (individually or collectively with all other prior Draw Downs, the consummation of which have not previously been reported in any prospectus supplement filed with the SEC under Rule 424(b) under the Securities Act or in any periodic report filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")), or if otherwise required under the Securities Act, in each case as reasonably determined by the Company or the Investor, then, on the first Trading Day immediately following the last Trading Day of the Pricing Period with respect to such Draw Down, the Company shall file with the SECa prospectus supplement pursuant to Rule 424(b) under the Securities Act with respect to the applicable Draw Down(s), disclosing the total Draw Down Amount Requested pursuant to such Draw Down(s), the total number of Shares that have been (or are to be) issued and sold to the Investor pursuant to such Draw Down(s), the total purchase price for the Shares subject to such Draw Down(s), the applicable Discount Price(s) for such Shares and the net proceeds that have been (or are to be) received by the Company from the sale of such Shares. To the extent not previously disclosed in the prospectus or a prospectus supplement, the Company shall disclose in its Quarterly Reports on Form 10-Q and in its Annual Reports on Form 10-K the information described in the immediately preceding sentence relating to any Draw Down(s) consummated during the relevant fiscal quarter. In the case of amendments and supplements to any Registration Statement or prospectus which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a report on Form 8-K, Form 10-Q or Form 10-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement and prospectus, if applicable, or shall file such amendments or supplements to the Registration Statement or prospectus with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement or prospectus, for the purpose of including or incorporating such report into such Registration Statement and prospectus. The Company consents to the use of the prospectus (including, without limitation, any supplement thereto) included in each Registration Statement in accordance with the provisions of the Securities Act and with the securities or "Blue Sky" laws of the jurisdictions in which the Registrable Securities may be sold by the Investor, in connection with the resale of the Registrable Securities and for such period of time thereafter as such prospectus (including, without limitation, any supplement thereto) (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by the Securities Act to be delivered in connection with resales of Registrable Securities.

     (c) The Company  shall (A) permit Legal  Counsel to review and comment upon
(i) each Registration Statement at least five (5) Business Days prior to its filing with the SEC (or such shorter period as may be agreed to by the Investor and Legal Counsel) and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or prospectus supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the SEC, and (B) shall give due consideration to all comments of the Investor and Legal Counsel on any such Registration Statement or amendment or supplement thereto or to any prospectus contained therein. The Company shall promptly furnish to Legal Counsel, without charge, (i) electronic copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement (which correspondence shall be redacted to exclude any material, non-public information regarding the Company or any of its Subsidiaries), (ii) after the same is prepared and filed with the SEC, one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Investor, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

     (d) Without limiting any obligation of the Company under the Purchase Agreement, the Company shall promptly furnish to the Investor, without charge,
(i) after the same is prepared and filed with the SEC, at least one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the

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Investor,  all  exhibits  and  each  preliminary   prospectus,   (ii)  upon  the
effectiveness of each Registration Statement, one (1) electronic copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request from time to time) and (iii) such other documents, including, without limitation, copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

     (e) The Company shall take such action as is necessary to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investor of the Registrable Securities covered by a Registration Statement under such other securities or "Blue Sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "Blue Sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

     (f) The Company shall notify Legal Counsel and the Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, subject to Section 3(q), promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission and deliver one (1) electronic copy of such supplement or amendment to Legal Counsel and the Investor (or such other number of copies as Legal Counsel or the Investor may reasonably request). The Company shall also promptly notify Legal Counsel and the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and the Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate and
(iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus. The Company shall respond as promptly as practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto. Nothing in this Section 3(f) shall limit any obligation of the Company under the Purchase Agreement.

     (g) The Company shall (i) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and (ii) notify Legal Counsel and the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     (h) Upon the written request of the Investor, the Company shall make available for inspection during normal business hours by (i) the Investor, (ii) Legal Counsel and (iii) one (1) firm of accountants or other agents retained by such Investor (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to the Investor) or use of any Record or other information which the Company's board of directors determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document (as defined in the Purchase Agreement). The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and the Investor, if any) shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

     (i) The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     (j) Without limiting any obligation of the Company under the Purchase Agreement, the Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or
(ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on another Trading Market, or (iii) if, despite the Company's reasonable best efforts to satisfy the preceding clauses
(i) or (ii) the Company is unsuccessful in satisfying the preceding clauses (i) or (ii), without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (f/k/a the National Association of Securities Dealers, Inc.) ("FINRA") as such with respect to such Registrable Securities. In addition, the Company shall cooperate with the Investor and any Broker-Dealer through which the Investor proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by the Investor. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

     (k) The Company shall cooperate with the Investor and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as the Investor may reasonably request from time to time and registered in such names as the Investor may request. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the transfer agent to the Investor by crediting an account at DTC as directed by the Investor.

     (l) If requested by the Investor, the Company shall as soon as practicable after receipt of notice from the Investor and subject to Section 3(q) hereof,
(i) incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering;
(ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or prospectus contained therein if reasonably requested by the Investor.

     (m) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

     (n) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the applicable Effective Date of each Registration Statement.

     (o) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

     (p) Within one (1) Business Day after each Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

     (q) Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(q)), at any time after the Effective Date of a particular Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"), provided that the Company shall promptly, but in no event later than 9:30 a.m. (New York City time) on the second Trading Day immediately prior to the commencement of any Grace Period (except for such case where it is impossible to provide such two-Trading Day advance notice, in which case the Company shall provide such notice as soon as possible), notify the Investor in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to the Investor) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided further that (I) no Grace Period shall exceed 20 consecutive Trading Days and during any 365-day period all such Grace Periods shall not exceed an aggregate of 60 Trading Days; provided, further, that the Company shall not register any securities for the account of itself or any other stockholder during any such Grace Period (other than pursuant to a registration statement on Form S-4 or S-8), (II) the first day of any Grace Period must be at least three Trading Days (or such shorter period as may be agreed by the parties) after the last day of any prior Grace Period and (III) no Grace Period may exist during (A) the first 10 consecutive Trading Days after the Effective Date of the particular Registration Statement or (B) the five-Trading Day period following each Settlement Date (each, an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date set forth in the notice referred to in clause (i) above, provided that such notice is received by the Investor not later than 9:30 a.m. (New York City time) on the second Trading Day immediately prior to such commencement date (except for such case where it is impossible to provide such two-Trading Day advance notice, in which case the Company shall provide such notice as soon as possible) and shall end on and include the later of the date the Investor receives the notice referred to in clause (ii) above and the date referred to in such notice. The provisions of Section 3(l) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of
Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary contained in this Section 3(q), the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

     (r) The  Company  shall  take all other  reasonable  actions  necessary  to
expedite  and  facilitate   disposition  by  the  Investor  of  its  Registrable
Securities pursuant to each Registration Statement.

4. Obligations of the Investor.

     (a) At least five Business Days prior to the first anticipated filing date of each Registration Statement (or such shorter period to which the parties agree), the Company shall notify the Investor in writing of the information the Company requires from the Investor with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Investor that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

     (b) The Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless the Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from such Registration Statement.

     (c) The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary in this Section 4(c), the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

     (d) The Investor covenants and agrees that it will comply with the prospectus delivery and other requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

5. Expenses of Registration.

     All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, FINRA filing fees (if any) and fees and disbursements of counsel for the Company shall be paid by the Company.

6. Indemnification.

     (a) In the event any Registrable Securities are included in any Registration Statement under this Agreement, to the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each of its directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an "INVESTOR PARTY" and collectively, the "INVESTOR PARTIEs"), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys' fees, costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Investor Party is or may be a party thereto ("INDEMNIFIED Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "Blue Sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus (as amended or supplemented) or in any prospectus supplement or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading (the matters in the foregoing clauses (i) and (ii) being, collectively, "VIOLATIONS"). Subject to Section 6(c), the Company shall reimburse the Investor Parties, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Investor Party arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor Party for such Investor Party expressly for use in connection with the preparation of such Registration Statement, prospectus or prospectus supplement or any such amendment thereof or supplement thereto; (ii) shall not be available to the Investor to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus (as amended or supplemented) made available by the Company (to the extent applicable), including, without limitation, a corrected prospectus, if such prospectus (as amended or supplemented) or corrected prospectus was timely made available by the Company pursuant to Section 3(d) and then only if, and to the extent that, following the receipt of the corrected prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Party and shall survive the transfer of any of the Registrable Securities by the Investor pursuant to Section 9.

     (b) In connection with any Registration Statement in which the Investor is participating, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an "COMPANY PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information relating to the Investor furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c) and the below provisos in this Section 6(b), the Investor will reimburse a Company Party any legal or other expenses reasonably incurred by such Company Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld or delayed, provided further that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Party and shall survive the transfer of any of the Registrable Securities by the Investor pursuant to
Section 9.

     (c) Promptly after receipt by an Investor Party or Company Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Investor Party or Company Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Investor Party or the Company Party (as the case may
be); provided, however, an Investor Party or Company Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Investor Party or Company Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Investor Party or Company Party (as the case may be) and the indemnifying party, and such Investor Party or such Company Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Investor Party or such Company Party and the indemnifying party (in which case, if such Investor Party or such Company Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof on behalf of the indemnified party and such counsel shall be at the expense of the indemnifying party, provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for all Investor Parties or Company Parties (as the case may be). The Company Party or Investor Party (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Company Party or Investor Party (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Company Party or Investor Party (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Company Party or Investor Party (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Party or Investor Party (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Company Party. For the avoidance of doubt, the immediately preceding sentence shall apply to Sections 6(a) and 6(b) hereof. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Company Party or Investor Party (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Investor Party or Company Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

     (d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

     (e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred; provided that the Investor shall promptly reimburse the Company for all such payments to the extent a court of competent jurisdiction determines that any Investor Party was not entitled to such payments.

     (f) The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Company Party or Investor Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, the Investor shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Investor from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that the Investor has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8. Reports Under the Exchange Act.

     With a view to making available to the Investor the benefits of Rule 144, the Company agrees to:

     (a) use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit any of the Company's obligations under the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

     (c) furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration; and

     (d) take such additional action as is reasonably requested by the Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company's Transfer Agent as may be reasonably requested from time to time by the Investor and otherwise fully cooperate with Investor and Investor's broker to effect such sale of securities pursuant to Rule 144.

9. Assignment of Registration Rights.

     The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may not assign its rights under this Agreement other than to an affiliate of the Investor.

10. Amendment or Waiver.

     No provision of this Agreement may be amended or waived by the parties from and after the date that is one Trading Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, no provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11. Miscellaneous.

     (a) Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

     (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be given in accordance with Section 10.4 of the Purchase Agreement.

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

     (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     (e) The Transaction Documents set forth the entire agreement and understanding of the parties solely with respect to the subject matter thereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, solely with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to subject matter hereof not expressly set forth in the Transaction Documents. Notwithstanding anything in this Agreement to the contrary and without implication that the contrary would otherwise be true, nothing contained in this Agreement shall limit, modify or affect in any manner whatsoever (i) the conditions precedent to a Draw Down contained in
Article VII of the Purchase Agreement, including, without limitation, the condition precedent contained in Section 7.2(iii) thereof or (ii) any of the Company's obligations under the Purchase Agreement.

     (f) Subject to compliance with Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Sections 6 and 7 hereof.

     (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Agreement instead of just the provision in which they are found.

     (h) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. If any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

     (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.


                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     COMPANY:

                                     TUNGSTEN CORP.

                                     By:_____________________
                                     Name: __________________
                                     Title:__________________

     IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     INVESTOR:

                                     HANOVER HOLDINGS I, LLC, a New York
                                     limited liability company

                                     By:_____________________
                                     Its:____________________

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

----------------------
----------------------
----------------------
Attention:
          ------------

     RE: TUNGSTEN CORP.

Ladies and Gentlemen:

     [We are][I am] counsel to Tungsten Corp., a Nevada corporation (the "COMPANY"), and have represented the Company in connection with that certain Common Stock Purchase Agreement, dated February 18, 2014 (the "PURCHASE AGREEMENT"), entered into by and among the Company and the Investor named therein (the "HOLDER") pursuant to which the Company will issue to the Holder from time to time shares of the Company's common stock, $0.0001 par value per share (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holder (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the offer and sale of the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "SECURITIES Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 2014, the Company filed a Registration Statement on Form S-1 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Holder as an underwriter and a selling stockholder thereunder.

     In connection with the foregoing, based solely upon oral advice from the staff of the SEC, the Registration Statement was declared effective under the Securities Act on [ENTER DATE OF EFFECTIVENESS], and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been instituted or overtly threatened.

     This letter shall serve as our standing opinion to you that the shares of Common Stock are freely transferable by the Holder pursuant to the Registration Statement, provided the Registration Statement remains effective.

                               Very truly yours,

                               [ISSUER'S COUNSEL]

                               By:_____________________


CC: [LIST NAMES OF HOLDERS]

                                                                       EXHIBIT B

                               SELLING STOCKHOLDER

     This prospectus relates to the possible resale from time to time by the selling stockholder of any or all of the shares of common stock that have been or may be issued by us to Hanover under the Purchase Agreement. For additional information regarding the issuance of common stock covered by this prospectus, see "Equity Enhancement Program With Hanover" above. We are registering the shares of common stock pursuant to the provisions of the Registration Rights Agreement we entered into with Hanover on February 18, 2014 in order to permit the selling stockholder to offer the shares for resale from time to time. Except for the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement, Hanover has not had any material relationship with us within the past three years.

     The table below presents information regarding the selling stockholder and the shares of common stock that it may offer from time to time under this prospectus. This table is prepared based on information supplied to us by the selling stockholder, and reflects holdings as of February 18, 2014. As used in this prospectus, the term "selling stockholder" means Hanover. The number of shares in the column "Maximum Number of Shares of Common Stock to be Offered Pursuant to this Prospectus" represents all of the shares of common stock that the selling stockholder may offer under this prospectus. The selling stockholder may sell some, all or none of its shares in this offering. We do not know how long the selling stockholder will hold the shares before selling them, and we currently have no agreements, arrangements or understandings with the selling stockholder regarding the sale of any of the shares.

     Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the SEC under the Exchange Act, and includes shares of common stock with respect to which the selling stockholder has voting and investment power. The percentage of shares of common stock beneficially owned by the selling stockholder prior to the offering shown in the table below is based on an aggregate of 71,542,799 shares of our common stock outstanding on February 18, 2014. Because the purchase price of the shares of common stock issuable under the Purchase Agreement is determined on each settlement date, the number of shares that may actually be sold by the Company under the Purchase Agreement may be fewer than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholder pursuant to this prospectus.

                                                                       Maximum Number of
                                         Number of Shares of         Shares of Common Stock      Number of Shares of
                                       Common Stock Owned Prior      to be Offered Pursuant      Common Stock Owned
Name of Selling Stockholder                 to Offering               to this Prospectus            After Offering
---------------------------                 -----------               ------------------            --------------
                                   Number(1)    Percent(2)                                      Number(3)     Percent(2)
                                   ---------    ----------                                      ---------     ----------
Hanover Holdings I, LLC (4)        5,988,254      7.72%                    21,338,254              -0-            *

----------

* Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.

(1) This number represents (i) 3,923,077 shares of common stock underlying a senior convertible note in the principal amount of $127,500 (the "Convertible Note") we issued to Hanover on January 2, 2014, which are currently beneficially owned by Hanover (as calculated pursuant to Section 13(d) of the Exchange Act), and (ii) the 2,065,177 shares of common stock we issued to Hanover on February 18, 2014 as Initial Commitment Shares in consideration for entering into the Purchase Agreement with us. In accordance with Rule 13d-3(d) under the Exchange Act, we have excluded from the number of shares beneficially owned prior to the offering (a) up to 3,750,000 shares that may be issued to Hanover as Additional Commitment Shares under the terms of the Purchase Agreement, because the issuance of such shares is dependent on, among other things, the registration statement of which this prospectus is a part becoming effective, and (b) all of the shares that Hanover may be required to purchase pursuant to draw downs under the Purchase Agreement, because the issuance of such shares is solely at our discretion and is subject to certain conditions, the satisfaction of all of which are outside of Hanover's control, including the registration statement of which this prospectus is a part becoming and remaining effective. Furthermore, the maximum amount of each put of common stock to Hanover under the Purchase Agreement is subject to certain agreed upon threshold limitations set forth in the Purchase Agreement. Also, under the terms of the Purchase Agreement, we may not issue shares of our common stock to Hanover to the extent that Hanover or any of its affiliates would, at any time, beneficially own more than 9.99% of our outstanding common stock.

(2) Applicable percentage ownership is based on 71,542,799 shares of our common stock outstanding as of February 18, 2014.

(3)  Assumes the sale of all shares being offered pursuant to this prospectus.

(4) The business address of Hanover is c/o Magna Group, 5 Hanover Square, New York, New York 10004. Hanover's principal business is that of a private investment firm. We have been advised that Hanover is not a member of the Financial Industry Regulatory Authority, or FINRA, or an independent broker-dealer, and that neither Hanover nor any of its affiliates is an affiliate or an associated person of any FINRA member or independent broker-dealer. We have been further advised that Joshua Sason is the Chief Executive Officer and managing member of Hanover and owns all of the membership interests in Hanover, and that Mr. Sason has sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of all securities owned directly by Hanover.

                              PLAN OF DISTRIBUTION

     We are registering shares of common stock that have been or may be issued by us from time to time to Hanover under the Purchase Agreement to permit the resale of these shares of common stock after the issuance thereof by the selling stockholder from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholder of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

     The selling stockholder may decide not to sell any shares of common stock. The selling stockholder may sell all or a portion of the shares of common stock beneficially owned by it and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling stockholder and/or the purchasers of the shares of common stock for whom they may act as agent. In effecting sales, broker-dealers that are engaged by the selling stockholder may arrange for other broker-dealers to participate. Hanover is an "underwriter" within the meaning of the Securities Act. Any brokers, dealers or agents who participate in the distribution of the shares of common stock by the selling stockholder may also be deemed to be "underwriters," and any profits on the sale of the shares of common stock by them and any discounts, commissions or concessions received by any such brokers, dealers or agents may be deemed to be underwriting discounts and commissions under the Securities Act. Hanover has advised us that it will use an unaffiliated broker-dealer to effectuate all resales of our common stock. To our knowledge, Hanover has not entered into any agreement, arrangement or understanding with any particular broker-dealer or market maker with respect to the shares of common stock offered hereby, nor do we know the identity of the broker-dealers or market makers that may participate in the resale of the shares. Because Hanover is, and any other selling stockholder, broker, dealer or agent may be deemed to be, an "underwriter" within the meaning of the Securities Act, Hanover will (and any other selling stockholder, broker, dealer or agent may) be subject to the prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of the Securities Act (including, without limitation, Sections 11, 12 and 17 thereof) and Rule 10b-5 under the Exchange Act.

     The selling stockholder will act independently of us in making decisions with respect to the timing, manner and size of each sale. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

     * on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

     *    in the over-the-counter market in accordance with the rules of NASDAQ;

     * in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

     * through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

     *    ordinary   brokerage   transactions  and  transactions  in  which  the
          broker-dealer solicits purchasers;

     * block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     *    purchases  by  a   broker-dealer   as  principal  and  resale  by  the
          broker-dealer for its account;

     *    an  exchange   distribution  in  accordance  with  the  rules  of  the
          applicable exchange;

     *    privately negotiated transactions;

     * broker-dealers may agree with the selling stockholder to sell a specified number of such shares at a stipulated price per share;

     *    a combination of any such methods of sale; and

     *    any other method permitted pursuant to applicable law.

     In addition, the selling stockholder may transfer the shares of common stock by other means not described in this prospectus.

     Any broker-dealer participating in such transactions as agent may receive commissions from the selling stockholder (and, if they act as agent for the purchaser of such shares, from such purchaser). Hanover has informed us that each such broker-dealer will receive commissions from Hanover which will not exceed customary brokerage commissions. Broker-dealers may agree with the selling stockholder to sell a specified number of shares at a stipulated price per share, and, to the extent such a broker-dealer is unable to do so acting as agent for the selling stockholder, to purchase as principal any unsold shares at the price required to fulfill the broker-dealer commitment to the selling stockholder. Broker-dealers who acquire shares as principal may thereafter resell such shares from time to time in one or more transactions (which may involve crosses and block transactions and which may involve sales to and through other broker-dealers, including transactions of the nature described above and pursuant to the one or more of the methods described above) at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices, and in connection with such resales may pay to or receive from the purchasers of such shares commissions computed as described above. To the extent required under the Securities Act, an amendment to this prospectus or a supplemental prospectus will be filed, disclosing:

     *    the name of any such broker-dealers;

     *    the number of shares involved;

     *    the price at which such shares are to be sold;

     * the commission paid or discounts or concessions allowed to such broker-dealers, where applicable;

     *    that such  broker-dealers  did not conduct any investigation to verify
          the   information  set  out  or  incorporated  by  reference  in  this prospectus, as supplemented; and

     *    other facts material to the transaction.

     Hanover has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock.

     Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

     There can be no assurance that the selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

     Underwriters and purchasers that are deemed underwriters under the Securities Act may engage in transactions that stabilize, maintain or otherwise affect the price of the common stock, including the entry of stabilizing bids or syndicate covering transactions or the imposition of penalty bids. The selling stockholder and any other person participating in the sale or distribution of the shares of common stock will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder (including, without limitation, Regulation M of the Exchange Act), which may restrict certain activities of, and limit the timing of purchases and sales of any of the shares of common stock by, the selling stockholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making and certain other activities with respect to the shares of common stock. In addition, the anti-manipulation rules under the Exchange Act may apply to sales of the shares of common stock in the market. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

     We have agreed to pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "Blue Sky" laws; provided, however, Hanover will pay all selling commissions, concessions and discounts, and other amounts payable to underwriters, dealers or agents, if any, as well as transfer taxes and certain other expenses associated with the sale of the shares of common stock. We have agreed to indemnify Hanover and certain other persons against certain liabilities in connection with the offering of shares of common stock offered hereby, including liabilities arising under the Securities Act or, if such indemnity is unavailable, to contribute amounts required to be paid in respect of such liabilities. Hanover has agreed to indemnify us against liabilities under the Securities Act that may arise from any written information furnished to us by Hanover specifically for use in this prospectus or, if such indemnity is unavailable, to contribute amounts required to be paid in respect of such liabilities.

     At any time a particular offer of the shares of common stock is made by the selling stockholder, a revised prospectus or prospectus supplement, if required, will be distributed. Such prospectus supplement or post-effective amendment will be filed with the Securities and Exchange Commission to reflect the disclosure of any required additional information with respect to the distribution of the shares of common stock. We may suspend the sale of shares by the selling stockholder pursuant to this prospectus for certain periods of time for certain reasons, including if the prospectus is required to be supplemented or amended to include additional material information.

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